Exhibit 99.2

Assured Guaranty Ltd.

Preliminary Second Quarter 2008 Financial Supplement

June 30, 2008

Table of Contents	Page
Assured Guaranty Ltd.
Financial Guaranty Profile	1-2
Pooled Corporate Profile	3
Residential Mortgage-Backed Securities Profile	4-7
Credit Derivative Exposures Profile	8
CDOs of ABS Profile	9
Non-Investment Grade Exposures	10
Closely Monitored Credits	11
Largest Exposures by Sector	12-15
Glossary

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (“Assured” or the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2007, June 30, 2007, September 30, 2007 and March 31, 2008 and our 10-K for the year ended December 31, 2007.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements, including its calculations of adjusted book value, present value of insurance and credit derivative gross written premiums (“PVP”), net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding losses, pricing, ratings, capital adequacy and the growth of the direct business could be affected by many events.  These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments or volatility in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserves, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made.  The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 2)

As of June 30, 2008

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector:	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)	Net Par Outstanding	Avg. Rating (1)
U.S. public finance
General obligation	$5,954	A+	$19,299	A+	$25,253	A+
Tax backed	7,488	A	16,939	A+	24,427	A+
Municipal utilities	3,967	A	11,419	A	15,386	A
Healthcare	4,870	A	8,339	A+	13,209	A
Transportation	2,859	A	9,293	A	12,152	A
Higher education	1,793	A-	3,064	A+	4,857	A+
Investor-owned utilities	119	A	2,247	BBB+	2,365	BBB+
Housing	—	—	2,064	A+	2,064	A+
Other public finance	554	A	3,337	A+	3,891	A+
Total U.S. public finance	$27,602	A	$76,003	A+	$103,605	A+

U.S. structured finance
Pooled corporate obligations	$34,147	AAA	$1,376	AA+	$35,523	AAA
Prime mortgage-backed and home equity	11,548	AA-	1,210	BBB-	12,758	AA-
Consumer receivables	4,732	AA+	2,654	A	7,386	AA
Subprime mortgage-backed and home equity	6,690	AA+	302	BBB+	6,992	AA+
Commercial mortgage-backed securities	5,709	AAA	224	A-	5,934	AAA
Commercial receivables	2,334	AA	3,142	A-	5,476	A+
Structured credit	1,660	A-	423	BBB	2,083	BBB+
Insurance securitizations	947	AA-	354	AA	1,301	AA-
Other structured finance	49	AA	453	A-	502	A
Total U.S. structured finance	$67,816	AA+	$10,139	A	$77,955	AA

International
Infrastructure and pooled infrastructure	$7,150	AA+	$4,445	BBB+	$11,596	AA-
Mortgage-backed and home equity	9,854	AAA	275	AA	10,130	AAA
Pooled corporate obligations	8,661	AAA	1,020	AAA	9,681	AAA
Regulated utilities	4,401	A	4,358	BBB+	8,759	A-
Commercial receivables	1,001	A-	907	A-	1,908	A-
Public finance	839	AA	1,018	A	1,857	A+
Future flow	943	BBB	373	A-	1,316	BBB+
Commercial mortgage-backed securities	644	AAA	390	A-	1,034	AA
Insurance securitizations	923	BB	82	A	1,005	BB
Structured credit	—	—	600	A-	600	A-
Consumer receivables	—	—	99	AAA	99	AAA
Other international structured finance	741	AAA	117	BBB+	858	AA+
Total international	$35,158	AA	$13,684	A-	$48,841	AA-

Total net par outstanding	$130,576	AA	$99,826	A	$230,402	AA-

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 2)

(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	As of June 30, 2008
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$44,493	34.1%	$29	0.0%	$44,522	19.3%
AAA	34,986	26.8%	5,354	5.4%	40,340	17.5%
AA	14,167	10.8%	33,117	33.2%	47,285	20.5%
A	22,978	17.6%	40,192	40.3%	63,170	27.4%
BBB	11,256	8.6%	19,770	19.8%	31,026	13.5%
Below investment grade	2,697	2.1%	1,363	1.4%	4,060	1.8%
Total exposures	$130,576	100.0%	$99,826	100.0%	$230,402	100.0%

	As of December 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$36,359	35.3%	$—	—	$36,359	18.2%
AAA	41,716	40.5%	5,617	5.8%	47,333	23.6%
AA	5,576	5.4%	32,858	33.8%	38,434	19.2%
A	9,873	9.6%	39,304	40.4%	49,177	24.6%
BBB	7,970	7.7%	18,892	19.4%	26,862	13.4%
Below investment grade	1,526	1.5%	588	0.6%	2,114	1.1%
Total exposures	$103,021	100.0%	$97,258	100.0%	$200,279	100.0%

	As of June 30, 2008
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$28,997	37.2%	$15,524	31.8%	$44,522	19.3%
AAA	1,618	1.6%	26,947	34.6%	11,774	24.1%	40,340	17.5%
AA	37,091	35.8%	6,912	8.9%	3,282	6.7%	47,285	20.5%
A	50,436	48.7%	6,149	7.9%	6,584	13.5%	63,170	27.4%
BBB	13,679	13.2%	6,681	8.6%	10,666	21.8%	31,026	13.5%
Below investment grade	780	0.8%	2,268	2.9%	1,011	2.1%	4,060	1.8%
Total exposures	$103,605	100.0%	$77,955	100.0%	$48,841	100.0%	$230,402	100.0%

	As of December 31, 2007
	U.S. Public Finance		U.S. Structured Finance		International		Consolidated
Ratings (1):	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
Super senior	$—	—	$22,098	29.9%	$14,261	32.0%	$36,359	18.2%
AAA	1,777	2.2%	34,370	46.6%	11,185	25.1%	47,333	23.6%
AA	31,750	38.8%	4,676	6.3%	2,008	4.5%	38,434	19.2%
A	37,604	45.9%	5,302	7.2%	6,271	14.1%	49,177	24.6%
BBB	10,608	13.0%	5,479	7.4%	10,776	24.2%	26,862	13.4%
Below investment grade	174	0.2%	1,894	2.6%	45	0.1%	2,114	1.1%
Total exposures	$81,914	100.0%	$73,820	100.0%	$44,546	100.0%	$200,279	100.0%

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Pooled Corporate Profile

(dollars in millions)

Distribution by Ratings of Direct Pooled Corporate Obligations as of June 30, 2008

Ratings (1):	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
AAA	$38,012	88.8%	37.7%	36.2%
AA	3,907	9.1%	34.4%	32.2%
A	635	1.5%	46.5%	41.1%
BBB	253	0.6%	48.2%	39.7%
Below investment grade	—	—	—	—
Total exposures	$42,808	100.0%	37.6%	36.0%

Distribution of Direct Pooled Corporate Obligations by Year Insured as of June 30, 2008

Year insured:	Net Par Outstanding	%	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
2004 and prior	$2,069	4.8%	33.9%	33.9%
2005	7,499	17.5%	36.9%	34.7%
2006	13,213	30.9%	37.7%	35.0%
2007	16,765	39.2%	38.3%	37.2%
2008 YTD	3,262	7.6%	37.5%	37.6%
	$42,808	100.0%	37.6%	36.0%

Distribution of Direct Pooled Corporate Obligations by Asset Class as of June 30, 2008

Asset class:	Net Par Outstanding	%	Average Rating (1)	Avg. Initial Credit Enhancement (2)	Avg. Current Enhancement (2)
High yield corporates	$27,314	63.8%	AAA	35.4%	33.6%
Trust preferred - banks and insurance	3,907	9.1%	AAA	47.2%	45.9%
Trust preferred - US mortgage and REITs	2,571	6.0%	AA	50.0%	45.7%
Trust preferred - European mortgage and REITs	1,309	3.1%	AAA	36.6%	36.8%
Market value CDOs of corporates	4,245	9.9%	AAA	38.6%	36.8%
Investment grade corporates	2,337	5.5%	AAA	28.7%	29.6%
Commercial real estate	755	1.8%	AAA	49.0%	48.9%
CDO of CDOs (corporate)	370	0.9%	AAA	34.6%	35.3%
	$42,808	100.0%	AAA	37.6%	36.0%

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.

2.”Average Credit Enhancement” is intended to provide a measure of the amount of equity and/or subordinate tranches that are junior in the capital structure to Assured’s exposure, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the numbers shown above do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Data is obtained from third-party sources such as trustee reports and may be subject to misstatement or correction.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (1 of 4)

(dollars in millions)

Distribution by Ratings(1) of Residential Mortgage-Backed Securities by Category as of June 30, 2008

	June 30, 2008
	US		International		Total Net Par
Ratings (1):	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
Super senior	$5,554	$3,370	$2,826	$—	$11,750	39.3%
AAA	2,499	2,372	7,009	15	11,895	39.8%
AA	366	581	154	2	1,103	3.7%
A	1,338	203	110	—	1,651	5.5%
BBB	978	276	14	—	1,267	4.2%
Below investment grade	2,023	190	—	—	2,213	7.4%
Total exposures	$12,758	$6,992	$10,113	$17	$29,879	100.0%

Distribution of Residential Mortgage-Backed Securities by Category and by Year Insured as of June 30, 2008

	US		International		Total Net Par
Year insured:	Prime	Subprime	Prime	Subprime	Outstanding	% of Total
2004 and prior	$616	$648	$463	$14	1,741	5.8%
2005	1,543	101	1,245	0	2,889	9.7%
2006	699	4,558	2,383	—	7,639	25.6%
2007	7,129	1,649	2,830	2	11,610	38.9%
2008 YTD	2,771	37	3,192	—	6,000	20.1%
	$12,758	$6,992	$10,113	$17	$29,879	100.0%

Distribution of U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

	Direct		Reinsurance		Total
	Net Par		Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%	Outstanding	%
Super senior	$8,915	48.9%	$9	0.6%	$8,924	45.2%
AAA	4,508	24.7%	363	24.0%	4,871	24.7%
AA	844	4.6%	103	6.8%	947	4.8%
A	1,371	7.5%	170	11.3%	1,541	7.8%
BBB	915	5.0%	338	22.4%	1,254	6.3%
Below investment grade	1,685	9.2%	528	34.9%	2,213	11.2%
	$18,238	100.0%	$1,512	100.0%	$19,750	100.0%

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (2 of 4)

(dollars in millions)

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$696	$48	$—	$4,809	$3,370	$8,924
AAA	494	67	17	1,922	2,372	4,871
AA	92	258	14	2	581	947
A	145	—	15	1,178	203	1,541
BBB	738	6	210	23	276	1,254
Below investment grade	0	105	1,818	99	190	2,213
Total exposures	$2,164	$485	$2,075	$8,034	$6,992	$19,750

Distribution of Consolidated U.S. Residential Mortgage-Backed Securities by Year Issued as of June 30, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$303	$—	$214	$158	$638	$1,313
2005	226	—	837	557	3,747	5,367
2006	498	6	204	634	1,921	3,263
2007	1,137	478	820	6,685	667	9,788
2008 YTD	—	—	—	—	19	19
	$2,164	$485	$2,075	$8,034	$6,992	$19,750

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (3 of 4)

(dollars in millions)

Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Net Par Outstanding Underwritten Since January 1, 2004 by Rating(1) and Year of Issue as of June 30, 2008

Year	Super	AAA	AA	A	BBB	BIG
Issued	Senior	Rated	Rated	Rated	Rated	Rated	Total
2004 and prior	$17	$436	$6	$—	$178	$54	$691
2005	2,082	2,213	180	—	—	706	5,181
2006	1,387	404	400	150	444	118	2,903
2007	5,429	1,455	257	1,221	293	807	9,462
2008 YTD	—	—	—	—	—	—	—
	$8,915	$4,508	$844	$1,371	$915	$1,685	$18,238

% of total	48.9%	24.7%	4.6%	7.5%	5.0%	9.2%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
Super senior	$696	$48	$—	$4,800	$3,370	$8,915
AAA	338	64	—	1,873	2,233	4,508
AA	—	257	6	—	580	844
A	—	—	—	1,177	194	1,371
BBB	662	—	19	—	234	915
Below investment grade	—	97	1,416	93	79	1,685
Total exposures	$1,697	$466	$1,441	$7,944	$6,690	$18,238

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Rating(1) as of June 30, 2008

Ratings (1):	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien
Super senior	41.0%	10.3%	—	60.4%	50.4%
AAA	19.9%	13.6%	—	23.6%	33.4%
AA	—	55.2%	0.4%	—	8.7%
A	—	—	—	14.8%	2.9%
BBB	39.0%	—	1.3%	—	3.5%
Below investment grade	—	20.8%	98.2%	1.2%	1.2%
Total exposures	100.0%	100.0%	100.0%	100.0%	100.0%

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Insured as of June 30, 2008

Year insured:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$25	$133	$516	$675
2005	194	—	706	439	88	1,428
2006	369	—	—	54	4,535	4,958
2007	1,134	466	710	4,547	1,550	8,406
2008 YTD	—	—	—	2,771	—	2,771
	$1,697	$466	$1,441	$7,944	$6,690	$18,238

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities by Year Issued as of June 30, 2008

Year issued:	Prime First Lien	Prime Closed End Seconds	Prime HELOC	Alt-A First Lien	Subprime First Lien	Total Net Par Outstanding
2004 and prior	$—	$—	$25	$150	$516	$691
2005	194	—	706	557	3,723	5,181
2006	369	—	—	634	1,900	2,903
2007	1,134	466	710	6,603	550	9,462
2008 YTD	—	—	—	—	—	—
	$1,697	$466	$1,441	$7,944	$6,690	$18,238

1. Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Residential Mortgage-Backed Securities Profile (4 of 4)

(dollars in millions)

Distribution of Financial Guaranty Direct U.S. Residential Mortgage-Backed Securities Issued January 1, 2005 or Later by Exposure Type, Average Pool Factor, Subordination, Cumulative Losses and 60+ Day Delinquincies as of June 30, 2008 (1)

U.S. Prime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$194	77.8%	3.3%	0.03%	1.4%
2006	369	73.2%	4.2%	0.0%	2.9%
2007	1,134	91.2%	9.2%	0.0%	1.7%
2008	—	N/A	N/A	N/A	N/A
	$1,697	85.8%	7.5%	0.004%	1.9%

U.S. Prime CES

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$—	N/A	N/A	N/A	N/A
2006	—	N/A	N/A	N/A	N/A
2007	466	82.9%	32.9%	10.6%	12.8%
2008	—	N/A	N/A	N/A	N/A
	$466	82.9%	32.9%	10.6%	12.8%

U.S. Prime HELOC

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$706	39.1%	0.6%	6.3%	12.9%
2006	—	N/A	N/A	N/A	N/A
2007	710	79.7%	0.0%	6.2%	8.2%
2008	—	N/A	N/A	N/A	N/A
	$1,416	59.4%	0.3%	6.2%	10.5%

U.S. Alt-A First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$557	57.6%	13.4%	0.3%	8.2%
2006	634	75.1%	31.6%	0.4%	18.6%
2007	6,603	83.5%	20.5%	0.2%	11.1%
2008	—	N/A	N/A	N/A	N/A
	$7,794	81.0%	20.9%	0.2%	11.5%

U.S. Subprime First Lien

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,723	39.3%	59.9%	3.2%	40.9%
2006	1,900	57.4%	41.3%	3.8%	39.0%
2007	550	63.1%	41.5%	4.0%	40.0%
2008	—	N/A	N/A	N/A	N/A
	$6,174	47.0%	52.5%	3.4%	40.2%

U.S. CMBS

Year issued:	Net Par Outstanding	Pool Factor(2)	Subordination (3)	Cumulative Losses (4)	60+ Day Delinquencies (5)
2005	$3,429	97.2%	28.8%	0.0%	0.1%
2006	1,418	98.6%	30.5%	0.0%	0.1%
2007	554	92.9%	19.2%	0.0%	0.9%
2008	—	N/A	N/A	N/A	N/A
	$5,401	97.2%	28.3%	0.0%	0.1%

1.  For this release, net par outstanding is based on values as of June 2008.  Pool factor, subordination, cumulative losses and delinquency data is based on June 2008 information obtained from Intex, Bloomberg, and/or provided by the trustee and may be subject to restatement or correction.

2. Pool factor is the percentage of net par outstanding divided by the original net par outstanding of the transactions at inception.

3. Represents the sum of subordinate tranches and over-collateralization and does not include any benefit from excess interest collections that may be used to absorb losses.

4. Cumulative losses are defined as net charge-offs on the underlying loan collateral divided by the original pool balance.

5. 60+ day delinquencies are defined as loans that are greater than 60 days delinquent and also includes all loans that are in foreclosure, bankruptcy or REO divided by net par outstanding.

Assured Guaranty Ltd.

Credit Derivative Exposure Profile

(dollars in millions)

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Rating

	June 30, 2008		December 31, 2007
	Net Par		Net Par
Ratings (1):	Outstanding	%	Outstanding	%
Super senior	$40,880	53.0%	$34,328	49.1%
AAA	29,144	37.8%	33,318	47.6%
AA	4,567	5.9%	1,796	2.6%
A	1,732	2.2%	101	0.1%
BBB	765	1.0%	368	0.5%
Below investment grade	100	0.1%	26	—
Total exposures	$77,186	100.0%	$69,936	100.0%

Financial Guaranty Direct Distribution of Credit Derivative Exposure by Sector and Average Rating

	June 30, 2008		December 31, 2007
Sector:	Net Par Outstanding	Average Rating (1)	Net Par Outstanding	Average Rating (1)
U.S. public finance
General obligation	$429	AAA	$431	AAA
Tax backed	69	BBB+	70	AAA
Investor-owned utilities	39	AAA	39	AAA
Municipal utilities	26	AAA	26	AAA
Total U.S. public finance	$562	AA+	$565	AAA

U.S. structured finance
Pooled corporate obligations	$29,396	AAA	$28,229	AAA
Prime mortgage-backed and home equity	7,412	AAA	4,901	AAA
Subprime mortgage-backed and home equity	5,759	AA+	5,843	AAA
Commercial mortgage-backed securities	5,381	AAA	5,391	AAA
Commercial receivables	1,625	AA+	1,584	AAA
Consumer receivables	645	AAA	695	AA+
Structured credit	352	AA+	346	AAA
Insurance securitizations	100	AA	108	AAA
Other structured finance	49	AA	643	AAA
Total U.S. structured finance	$50,719	AAA	$47,740	AAA

International
Mortgage-backed and home equity	$9,086	AAA	$6,032	AAA
Pooled corporate obligations	8,056	AAA	6,984	AAA
Infrastructure and pooled Infrastructure	6,390	AAA	6,404	AAA
Regulated utilities	786	AA-	462	AAA
Commercial mortgage-backed securities	644	AAA	832	AAA
Future flow	153	A-	173	A+
Insurance securitizations	41	BB	41	BBB-
Public finance	8	AAA	9	AAA
Commercial receivables	—	—	—	—
Consumer receivables	—	—	—	—
Structured credit	—	—	—	—
Other international structured finance	741	AAA	695	AAA
Total international	$25,905	AAA	$21,631	AAA

Total exposures	$77,186	AAA	$69,936	AAA

(1) Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

CDOs of ABS Profile

(dollars in millions)

Financial Guaranty Direct Collateralized Debt Obligations of Asset-Backed Securities (CDOs of ABS)(1) Net Par Outstanding by Type of CDO, by Year Insured and by Collateral:

			Type of Collateral as a Percent of Total Pool							Ratings as of June 30, 2008
Year Insured	Legal Final Maturity(2)	Net Par Outstanding	ABS	RMBS (Includes Subprime)	Comm. MBS (CMBS)(3)	CDOs of Investment Grade Corporate	CDOs of ABS	Total Collateral Pool	U.S. Subprime RMBS	S&P	Moody’s	Original AAA Sub- ordination	Original Sub- ordination Below Assured	Current Sub- ordination Below Assured

CDOs of Mezzanine ABS(3):
2001	2017	$113.6	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	25.1%	25.1%	30.3%
2001	2016	59.8	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	28.1%	28.1%	40.1%
2002	2017	124.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.6%	24.6%	34.9%
2002	2017	107.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	22.1%	22.1%	28.6%
2002	2017	88.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	35.0%	35.0%	48.0%
2002	2017	71.2	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	24.0%	24.0%	32.2%
2003	2018	124.1	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	20.0%	20.0%	25.1%
2003	2038	75.7	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	23.0%	38.0%	47.6%
2003	2018	49.9	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	63.0%	63.0%	66.3%
	Subtotal:	$815.0	0%	0%	100%	0%	0%	100%	0%	AAA	Aaa	27.2%	28.6%	36.6%

CDOs of High Grade ABS(4):
No CDO of ABS business written

CDOs of Pooled AAA ABS(5):

2003	2010	741.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%
	Subtotal:	$741.1	35%	34%	26%	5%	0%	100%	0%	AAA	Aaa	0.0%	12.5%	12.5%

	Total:	$1,556.0	17%	16%	65%	2%	0%	100%	0%	AAA	Aaa	14.2%	20.9%	25.1%

(1) A “CDO of ABS” is a collateralized debt obligation (CDO) transaction whose collateral pool consists primarily of asset-backed securities (ABS), including mortgage-backed securities (MBS).  ABS transactions securities generally represent an ownership interest in a trust that contains collateral supporting the notes.  Those interests are divided into several tranches that can have varying levels of subordination, credit protection triggers and credit ratings.

(2) “Legal Final Maturity” represents the final date for payment specified in the transaction documents and does not take into account prepayments that shorten the expected maturity and weighted average life.

(3) “CDOs of Mezzanine ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised primarily of mezzanine tranches rated BBB or lower.  The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS is comprised of mezzanine tranches of CMBS transactions and senior unsecured debt issued by commercial property REITs.  The transactions to which Assured has exposure are static pools rather than actively managed transactions, and the collateral in these static pools was originated primarily in the period from 1997-2003. The collateral underlying Assured’s exposure to CDOs of Mezzanine ABS had weighted average ratings, based on rating information as of June 30, 2008, as follows: 18% AAA, 7% AA, 12% A, 45% BBB and 18% below investment grade (BIG).

(4) “CDOs of High Grade ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of mezzanine tranches rated single-A or higher.

(5) “CDOs of Pooled AAA ABS” is a market term that refers to transactions where the underlying collateral at issuance is comprised of the senior-most AAA rated securities.  Assured’s exposure to CDOs of Pooled AAA ABS was rated, based on rating information as of June 30, 2008: 100% AAA.

Assured Guaranty Ltd.

Non-Investment Grade Exposures

As of June 30, 2008

(dollars in millions)

	Weighted Average	Net Par	Average
Non-Investment Grade Exposures by Asset Type:	Remaining Life	Outstanding	Rating (1)

U.S. public finance
Municipal utilities	27.0	$571	CCC
Healthcare	16.2	112	BB-
Tax backed	16.0	43	BB
General obligation	9.1	25	BB
Transportation	15.3	24	C
Housing	13.9	4	B
Higher education	12.4	1	BB+
Investor-owned utilities	9.0	0	BB
Total U.S. public finance	23.8	$780	CCC+

U.S. structured finance
Prime mortgage-backed and home equity	7.0	$2,023	B
Subprime mortgage-backed and home equity	10.1	190	B
Commercial receivables	12.5	20	B
Pooled corporate obligations	2.6	18	B-
Other structured finance	16.5	17	B
Total U.S. structured finance	7.3	$2,268	B

International
Insurance securitizations	12.3	$923	BB
Infrastructure and pooled infrastructure	10.1	88	B
Total international	12.1	$1,011	BB

Total non-investment grade exposures	11.7	4,060	B

Top Ten Non-Investment Grade Exposures as of June 30, 2008

Name or Description	Segment	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (1)
CWHEQ Revolving Home Equity Loan Trust 2007-D	Direct	6.4	$679	BB
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	Direct	5.4	608	B
Jefferson County Alabama Sewer	Reinsurance	27.3	560	CCC
Ballantyne Re PLC Class A-2 Floating Rate Notes	Direct	13.8	500	BB
Orkney Re II, PLC	Direct	10.6	423	BB
SACO I Trust 2005-GP1	Direct	2.8	98	CCC
American Home Mortgage Assets Trust 2007-3	Direct	2.8	97	CCC
Morgan Stanley Mortgage Loan Trust 2006-5AR	Direct	5.1	93	BB
Trover Clinic Foundation	Direct	18.9	77	BB
Domestic Residential Mortgage-backed HELOC transaction	Reinsurance	6.0	73	CCC
Total		11.6	$3,209	B+

(1). Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Please refer to Glossary for description of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net Par Outstanding by Credit Monitoring Category (1)

	June 30, 2008
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$226,254	98.2%

Closely monitored credits:
Category 1	1,460	0.6%	32
Category 2	1,972	0.9%	18
Category 3	661	0.3%	41
Category 4	20	—	16
CMC Total	4,114	1.8%	107

Other below investment grade risk	34	—	52
Total	$230,402	100.0%

	December 31, 2007
Description:	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$198,133	98.9%

Closely monitored credits:
Category 1	1,288	0.6%	36
Category 2	743	0.4%	12
Category 3	71	—	16
Category 4	24	—	16
CMC Total	2,126	1.1%	80

Other below investment grade risk	20	—	46
Total	$200,279	100.0%

(1).  Assured’s surveillance department is responsible for monitoring the Company’s portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 4)

As of June 30, 2008

(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
State of California General Obligation & Leases	$1,568	A+
State of New Jersey General Obligation & Leases	1,183	AA-
New York City General Obligation & Leases	1,099	A+
City of Chicago General Obligation & Leases	996	AA-
Los Angeles Unified School District	906	AA
State of New York General Obligation & Leases	857	A+
San Francisco Airport Commission	847	A
State of Washington General Obligation	836	AA
Denver International Airport System	795	BBB-
Commonwealth of Puerto Rico General Obligation & Leases	794	BBB-
Commonwealth of Massachusetts General Obligation & Bay Transportation	793	A
Miami-Dade County Florida Aviation Authority	769	A
Florida State General Obligation	680	AA
Port Authority of New York & New Jersey	651	AA-
Metropolitan Transportation Authority (New York) - Transportation Revenue	651	A
District of Columbia General Obligation	635	A
Puerto Rico Highway & Transportation Authority	628	BBB
Michigan State General Obligation	626	AA+
Hawaii State General Obligation	621	AA-
Long Island Power Authority	609	A-
Pennsylvania State Turnpike Commission	608	A+
New York City Municipal Water Finance Authority	586	AA
Jefferson County, Alabama Sewer Enterprise	560	CCC
Miami-Dade County School Board	548	A
Chicago Public Building Commission - Chicago Board of Education	533	A
Total top 25 U.S. public finance exposures	$19,380

10 Largest Healthcare Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)	State
Iowa Health System	$418	AA-	IA
Methodist Health System	305	A-	TN
Essentia Health	262	A-	MN
Integris Health, Inc.	258	AA	OK
Catholic Healthcare West	235	A	CA
Children’s Memorial Hospital	215	A-	IL
Meridian Health System Obligated Group	213	A-	NJ
Hackensack Medical Center	207	A-	NJ
Lifebridge Health	207	A	MD
Centracare Health System	196	A	MN
Total top 10 healthcare exposures	$2,514

(1). Assured’s internal rating. Assured’s scale is comparable to that of the nationally recognized rating agencies. The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

As of June 30, 2008

(dollars in millions)

50 Largest U.S. Structured Finance Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Deutsche Alt-A Securities Mortgage Loan 2007-2	$1,071	AAA
Discover Card Master Trust I Series A	1,000	AAA / Super senior
Private - CDO	998	AAA
Field Point III & IV, Limited	810	AA-
Prospect Funding I LLC	775	AAA
Goldentree Credit Opportunities Financing I	764	AAA
Ares Enhanced Credit Opportunities Fund	750	AAA
Private - CDO	716	AAA
Chrysler Retail Auto Loan Receivables Class-A	704	A
MortgageIt Securities Corp. Mortgage Loan 2007-2	696	AAA / Super senior
CWHEQ Revolving Home Equity Loan Trust 2007-D	679	BB
Field Point I & II, Limited	672	AA-
Private RMBS Re-Remic	668	AAA / Super senior
Private - CDO	660	AAA
Applebee’s Enterprises LLC	645	BBB-
Private RMBS Re-Remic	623	AAA / Super senior
Sandelman Finance 2006-1 Limited	623	AA
Citibank Omni Master Trust	614	AAA / Super senior
Countrywide Home Equity Loan Trust 2005-J Class 1 & 2	608	B
Private RMBS Re-Remic	607	AAA / Super senior
Private RMBS Re-Remic	604	AAA / Super senior
Private Structured Credit	600	BBB+
Private - CDO	551	AAA / Super senior
Chrysler Retail Auto Loan Receivables Class A	550	AAA
Deutsche Alt-A Securities Mortgage Loan 2007-3	535	AAA / Super senior
Liberty CLO Ltd	530	AAA / Super senior
Aaa Trust 2007-2	506	AAA / Super senior
Private RMBS Transaction	497	A-
LIICA Holdings, LLC	495	AA
Private RMBS Re-Remic	486	AAA / Super senior
Private - CDO	486	AAA
Impac CMB Trust Series 2007-A	451	A+
SLM Private Credit Student Loan Trust 2007	450	AAA
Synthetic CDO - IG Corporate	438	AAA / Super senior
Synthetic CDO - IG Corporate	438	AAA / Super senior
Synthetic CDO - IG Corporate	438	AAA / Super senior
McDonnell Loan Opportunity Fund II	400	AAA
Private RMBS Re-Remic	400	AAA / Super senior
SLM Student Loan Trust 2007	392	AAA
Wasatch CLO, Ltd.	389	AAA
Daimler Chrysler 2007-A Lease Trust	387	AAA
Newstar Credit Opportunities Funding II	380	AA
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA / Super senior
Cent CDO XI Limited	373	AAA
SLM Private Credit Student Loan Trust 2006	356	AAA
ACS 2007-1 Pass Through Trust G-1	355	A
Private - CDO	338	AAA / Super senior
Synthetic CDO - IG Corporate	335	AAA / Super senior
United Commercial Mortgage Securities 2007-1	328	A
Comstock Funding Ltd	326	AAA
Total top 50 U.S. structured finance exposures	$27,876

(1). Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

As of June 30, 2008

(dollars in millions)

25 Largest International Exposures

	Net Par
Credit Name:	Outstanding	Rating(1)
Prime European RMBS	$1,591	AAA / Super senior
Permanent Master Issuer PLC	1,453	AAA
Arkle Master Issuer PLC	1,450	AAA
Gracechurch Mortgage Financing PLC	1,447	AAA
Granite Master Issuer PLC	1,255	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,235	AAA / Super senior
Essential Public Infrastructure Capital II	1,139	AAA / Super senior
Essential Public Infrastructure Capital III	1,115	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
International Infrastructure Pool	844	AAA / Super senior
Taberna Europe CDO II PLC	803	AAA / Super senior
Paragon Mortgages (No.13) PLC	768	AAA
Synthetic CDO - IG ABS	741	AAA / Super senior
Stichting Profile Securitisation I	675	AAA / Super senior
United Utilities Water PLC	674	A
Global Senior Loan Index Fund 1 B.V.	605	AAA / Super senior
Nemus Funding No.1 PLC	603	AAA / Super senior
National Grid Gas PLC	598	A
Harvest CLO III	543	AAA
Northumbrian Water PLC	542	BBB+
National Grid Electricity Transmission PLC	539	A
Taberna Europe CDO I PLC	506	AAA / Super senior
Ballantyne Re Plc Class A-2 Floating Rate Notes	500	BB
RMF Euro CDO V PLC	498	AAA
Total top 25 international exposures	$21,812

(1). Assured’s internal rating.  Assured’s scale is comparable to that of the nationally recognized rating agencies.  The super senior category, which is not generally used by rating agencies, is used by the Company in instances where Assured’s AAA-rated exposure has additional credit enhancement due to either (1) the existence of another security rated AAA that is subordinated to Assured’s exposure or (2) Assured’s exposure benefits from a different form of credit enhancement that would pay any claims first in the event that any of the exposures incurs a loss, and such credit enhancement, in management’s opinion, causes Assured’s attachment point to be materially above the AAA attachment point.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 4 of 4)

As of June 30, 2008

(dollars in millions)

10 Largest Residential Mortgage Servicers Exposures

Servicer:	Net Par Outstanding
Countrywide Home Loans, Inc.	$4,670
Residential Funding Corporation	2,966
Northern Rock PLC	2,489
Wells Fargo Home Mortgage, Inc.	2,486
European Mortgage Servicer (Private Transaction)	1,591
Halifax PLC	1,458
Cheltenham & Gloucester PLC	1,450
Barclays Bank PLC	1,447
EMC Mortgage Corp	784
Paragon Finance PLC	768
Total top 10 residential mortgage servicers exposures	$20,109

Glossary

Below are the brief descriptions of selected types of U.S. public finance, U.S. structured finance and International obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s 10-K report.

Other public finance: primarily includes government insured student loans, government-sponsored project finance and structured municipal which includes excess of loss reinsurance on portfolios of municipal credits.

Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

Mortgage-backed and home equity: includes individual and repackaged securities backed by either prime, Alt-A, or subprime first and second lien mortgages.

Consumer receivables: principally includes auto loan receivables and credit card receivables.

Commercial mortgage-backed securities: includes individual and repackaged securities backed by commercial mortgage-backed securities.

Commercial receivables: includes equipment loans or leases, fleet auto financings and franchise loans.

Structured credit: includes whole business securitizations and intellectual property securitizations. Whole business securitizations are obligations backed by revenue-producing assets sold to a limited-purpose company by an operating company, including franchise agreements, lease agreements, intellectual property and real property.

Other structured finance: includes, manufactured housing, collateralized debt obligations of asset-backed securities and other securitizations not included in other asset classes.

Contacts:

Equity Investors and Media
Sabra Purtill
Managing Director, Global Communications
and Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Ross Aron
Associate, Investor Relations
(212) 261-5509
raron@assuredguaranty.com

Assured Guaranty Ltd.	Fixed Income Investors
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com

Media
Ashweeta Durani
Vice President, Global Communications
and Media Relations
(212) 408-6042
adurani@assuredguaranty.com